UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2014

Cooper Tire & Rubber Company

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2014, Cooper Tire & Rubber Company (the “Company”) appointed Ginger M. Jones, age 50, as the Company’s Vice President and Chief Financial Officer (Principal Financial Officer) effective December 3, 2014. As of the commencement of Ms. Jones' employment, Bradley E. Hughes, the Company’s Senior Vice President and Chief Financial Officer, will no longer serve as the Company’s Chief Financial Officer, but will continue to serve as a Senior Vice President of the Company and President of the Company’s International Operations.

Ms. Jones joins the Company from Plexus Corp., an electronics manufacturing services company, where she was named Vice President and Chief Finance Officer in 2007 and advanced to Senior Vice President and Chief Financial Officer in 2011. She holds a master’s of business administration (MBA) degree from The Ohio State University and a bachelor’s degree in accounting from the University of Utah. She is a certified public accountant. Ms. Jones is a member of the board of directors of Libbey Inc., currently serving on the compensation committee and as chair of the audit committee

In connection with her appointment as Chief Financial Officer, Ms Jones executed an Offer Letter (the “Offer Letter”). Under the terms of the Offer Letter, Ms. Jones will serve as an at-will employee, subject to termination at any time by her or the Company, with or without notice, and she will receive the following compensation and benefits in exchange for her employment:

•	A base salary of $470,000 per year;

•	The opportunity to earn an annual cash bonus at a target of 75% of base salary, subject to the Company’s annual incentive plan;

•	The opportunity to participate in the Company’s current three-year Long-Term Incentive Plan, with a target of 175% of base salary;

•	The opportunity to receive 15,000 shares of restricted stock, which will vest upon the third anniversary of her hire date;

•	The opportunity to participate in the Company’s executive perquisite program for 2015, including $15,000 for financial planning, tax preparation and executive physical; and

•	The opportunity to participate in the Company’s Change-In-Control Severance Pay Plan.

Item 7.01	Regulation FD Disclosure.

On December 2, 2014, the Company issued a press release announcing the appointment of Ginger M. Jones as Vice President and Chief Financial Officer (Principal Financial Officer) of the Company.

Pursuant to General Instruction F of Form 8-K, a copy of the press release issued by the Company on December 2, 2014 (the “Press Release”) is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Cooper Tire & Rubber Company’s Press Release issued December 2, 2014.

* The Press Release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
By:	/s/ Jack Jay McCracken
Jack Jay McCracken
Assistant Secretary

Date: December 3, 2014

Exhibit Index

Exhibit No.	Description
99.1*	Cooper Tire & Rubber Company’s Press Release issued December 2, 2014.

* The Press Release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K